Exhibit 10.39.1

First Amendment

This First Amendment, dated as of January 4, 2012 (the “Amendment 1” and the “Amendment Date,” respectively), amends that certain agreement between Martha Stewart Living Omnimedia, Inc. (“MSLO”) and J.C. Penney Corporation, Inc. (“JCP”), dated December 6, 2011 (the “Agreement”). Specifically, for good and valuable consideration, the sufficiency of which the parties do hereby acknowledge, the parties, by executing this Amendment 1, agree to amend the Agreement as follows:

1.	Capitalized terms used in this Amendment 1 and not otherwise defined herein shall have the meaning provided in the Agreement.

2.	In Section 9(e) of the Agreement, the reference to “Effective Date” will be replaced with “January 1, 2012,” and the reference to “the commencement of Payment Period 1” will be replaced with “Feb. 2, 2013.”

3.	Except as specifically amended by this Amendment 1, the terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties herein have so agreed, effective as of the Amendment Date.

J.C. Penney Corporation, Inc.		Martha Stewart Living Omnimedia, Inc.

By:	/s/ Katheryn Burchett	By:	/s/ Daniel Taitz
	Signature		Signature

Name:	Katheryn Burchett	Name:	Daniel Taitz

Its:	DVP, Merchandise Strategy	Its:	EVP, CAO and General Counsel